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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael D. Hodges and J. Thomas Whelchel, and each of them, his attorney-in-fact, each with full power of substitution, for him in his name, place and stead, in any and all capacities, to sign any amendment to this Report on Form 10-KSB, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and hereby ratifies and confirms all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

             Signature                             Date
             ---------                             ----

            /s/ C. Ray Acosta                  March 18, 1997
            ----------------------
            C. Ray Acosta


            /s/ James M. Fiveash               March 18, 1997
            ----------------------
            James M. Fiveash


                                               March 18, 1997
            ----------------------
            L. McRee Harden


            /s/ Michael D. Hodges              March 18, 1997
            ----------------------
            Michael D. Hodges


            /s/ Russell C. Jacobs, Jr.         March 18, 1997
            ----------------------
            Russell C. Jacobs, Jr.


                                               March 18, 1997
            ----------------------
            C. Kermit Keenum


            /s/ Jimmy D. Veal                  March 18, 1997
            ----------------------
            Jimmy D. Veal


            /s/ J. Thomas Whelchel             March 18, 1997
            ----------------------
            J. Thomas Whelchel